EXHIBIT 99.6
                                                                    ------------

                              WAIVER AND AMENDMENT
                 TO SECURITIES PURCHASE AGREEMENT AND DEBENTURE

     THIS WAIVER AND AMENDMENT, dated as of September 26, 2006 (the "Waiver"), to the Securities Purchase Agreement, dated as of December 28, 2005, as amended (the "Purchase Agreement"), and the 6% Secured Convertible Debenture due December 28, 2008 (the "Debenture") is by and among Arkados Group, Inc. (formerly CDKNET.COM, Inc.), a Delaware corporation (the "Company"), and the purchasers signatory hereto (each such purchaser, a "Purchaser" and, collectively, the "Purchasers"). CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN THAT ARE DEFINED IN THE PURCHASE AGREEMENT SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN THE PURCHASE AGREEMENT.

                                    RECITALS

     The Company and certain purchasers are entering into an Additional Issuance Agreement, dated as of September 26, 2006 (the "Additional Issuance Agreement"), for the purchase by the New Purchasers of an aggregate of $500,000 of the New Debentures and New Warrants (as such terms are defined in the Additional Issuance Agreement) pursuant to the Securities Purchase Agreement, dated as of June 30, 2006 between the Company and the New Purchasers.

     Subject to the terms and conditions of this Waiver, the Company has requested, and the Purchasers have agreed, to waive compliance with Sections 4.3, 4.13 and 4.14 of the Purchase Agreement and Sections 7(a), 7(b) and 7(e) of the Debenture; and

     Subject to the terms and conditions of this Waiver, the Company has requested, and the Purchasers have agreed, to amend the definition of Exempt Issuance contained in Section 1.1 of the Purchase Agreement.

     Subject to the terms and conditions of this Waiver, the Company has requested, and the Purchasers have agreed, to acknowledge that the New Underlying Shares (as such term is defined in the Additional Issuance Agreement) shall be included on the Registration Statement registering the Debentures and Warrants of the Purchasers.

     Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1. Waivers.

     (a) Each Purchaser hereby waives compliance by the Company with obligations imposed by Section 4.3 of the Purchase Agreement solely in connection with the Company's failure to timely file with the Commission a Form 10-KSB for the fiscal year ended May 31, 2006 (the "2006 Form 10-KSB"), provided that the Company file the 2006 Form 10-KSB on or before October 10, 2006. If the Company fails by such date to file the 2006 Form 10-KSB, the waiver described herein shall expire and the Company acknowledges that it shall be in breach of Section
4.3 of the Purchase Agreement.

     (b) Each Purchaser hereby waives compliance by the Company with the obligations imposed by Section 4.13 of the Purchase Agreement regarding such Purchaser's right to participate in the purchase of the New Debentures, as well as any advance made to the Company prior to the Closing that is either repaid from the proceeds or is given as full or partial consideration by the New Purchasers under the Additional Issuance Agreement.

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     (c) Each Purchaser hereby waives the Company's compliance with the restrictions imposed by Section 4.14 of the Purchase Agreement with respect to the issuance of the New Debentures and New Warrants under the Additional Issuance Agreement and each Purchaser acknowledges that such issuance will not constitute a transaction which results in an adjustment of the respective conversion or exercise prices of the Debentures or Warrants.

     (d) Each Purchaser hereby waives the Company's compliance with the negative covenants imposed by Sections 7(a), 7(b) and 7(e) of the Debenture regarding the Company's agreement not to create indebtedness and liens and to enter into agreements with respect thereto.

     2. Amendment. The Purchasers and the Company hereby agree to amend the definition of "Exempt Issuance" set forth in Section 1.1 of the Purchase Agreement by inserting at the end of such definition, after the word "period," as follows:

              "OR (G) 300,000 OPTIONS WITH AN EXERCISE PRICE OF $0.52 PER SHARE AND A 7 YEAR TERM ISSUED TO A KEY CONSULTANT PURSUANT TO (A) A WRITTEN CONSULTING AGREEMENT AND (B) AN OPTION PLAN ADOPTED BY A MAJORITY OF THE NON-EMPLOYEE MEMBERS OF THE BOARD OF DIRECTORS, WHICH OPTIONS SHALL VEST ON THE FOLLOWING SCHEDULE: (I) 150,000 ON FEBRUARY 8, 2007; (II) 50,000 ON SEPTEMBER 8, 2007; (III) 50,000
              ON SEPTEMBER 8, 2008; AND (IV) 50,000 ON SEPTEMBER 8, 2009, PROVIDED THAT THE VESTING OF THE OPTIONS SET FORTH IN CLAUSES
              (II), (III) AND (IV) HEREIN SHALL OCCUR ONLY IF THE KEY CONSULTANT BECOMES THE FULL-TIME VICE PRESIDENT OF STRATEGIC DEVELOPMENT, OR A COMPARABLE FULL-TIME POSITION, AT THE COMPANY BY FEBRUARY 8, 2007"

     3. Acknowledgement. Each Purchaser hereby acknowledges and agrees that, for purposes of Section 6(b) of the Registration Rights Agreement, dated as of December 28, 2005, between the Company and the Purchasers signatory thereto (the "Registration Rights Agreement"), the shares of Common Stock underlying the New Debentures and New Warrants shall be deemed Registrable Securities which may be included as securities in the Company's initial Registration Statement, on the same terms as the Purchasers' Registrable Securities.

     4. Miscellaneous.

     THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     This Waiver shall constitute a Transaction Document.

     Except as expressly waived and/or amended hereby, the Purchase Agreement and the Debentures shall remain in full force and effect in accordance with the terms thereof. This Waiver is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provisions of the Purchase Agreement or Debentures or of any Event of Default or default which may occur or may have occurred under the Purchase Agreement or Debentures.

     This Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Waiver.

                            [SIGNATURE PAGE FOLLOWS]

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ARKADOS GROUP, INC.                    BUSHIDO CAPITAL MASTER FUND, L.P.

                                       By: Bushido Capital Partners, Ltd., its
                                       General Partner

        /S/ OLEG LOGVINOV                     /S/ LOUIS RABMIN
By:___________________________         By:_______________________________
      Oleg Logvinov                          Louis Rabman
      Chief Executive Officer                President


GAMMA OPPORTUNITY CAPITAL              GAMMA OPPORTUNITY CAPITAL
PARTNERS, LP  CLASS A                  PARTNERS, LP  CLASS C


By: __________________________         By: __________________________
      Jonathan P. Knight                     Jonathan P. Knight
      President                              President


CARGO HOLDINGS LLC

By: _________________________
      Renee Typaldos
      Member

By: _________________________
      Gennaro Vendome
      Member







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